The Investment Company of America
            333 South Hope Street, Los Angeles, California 90071-1406
                              Phone (213) 486 9200



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $509,615
------------------ --------------------------------
------------------ --------------------------------
Class B            $14,273
------------------ --------------------------------
------------------ --------------------------------
Class C            $7,916
------------------ --------------------------------
------------------ --------------------------------
Class F            $5,127
------------------ --------------------------------
------------------ --------------------------------
Total              $536,931
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,082
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $333
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $366
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $73
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $9
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $40
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $481
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $656
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $192
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,191
------------------ --------------------------------
------------------ --------------------------------
Total              $5,423
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1681
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1614
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2512
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2526
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1488
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1499
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2122
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2426
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1798
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1755
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2157
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2514
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2877
-------------------- -------------------------------------------

Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,980,674
------------------ ----------------------------------
------------------ ----------------------------------
Class B            90,565
------------------ ----------------------------------
------------------ ----------------------------------
Class C            53,673
------------------ ----------------------------------
------------------ ----------------------------------
Class F            23,584
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,148,496
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        9,403
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,570
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,808
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        402
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        45
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          341
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,780
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          4,135
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          940
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          6,753
------------------ ----------------------------------
------------------ ----------------------------------
Total              31,177
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $25.41
----------------------- -------------------------
----------------------- -------------------------
Class B                 $25.33
----------------------- -------------------------
----------------------- -------------------------
Class C                 $25.30
----------------------- -------------------------
----------------------- -------------------------
Class F                 $25.39
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $25.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $25.37
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $25.37
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $25.37
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $25.39
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $25.36
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $25.37
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $25.39
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $25.40
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $25.41
----------------------- -------------------------